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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 15, 1998



                       APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




           Delaware                   0-21185                    04-2687849
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                              5051 New Centre Drive
                        Wilmington, North Carolina 28403
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 392-1606
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)



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Item 5. Other Events.

           On September 15, 1998, Applied Analytical Industries, Inc. (the "Company") issued a press release announcing the Company's acquisition of Kansas City Analytical Services, Inc. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

           (a)       Financial Statements

                     Not applicable.

           (b)       Pro Forma Financial Information

                     Not applicable.

           (c)       Exhibits

                     Exhibit 99.1  --  Press release dated September 15, 1998


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 1998

                                 APPLIED ANALYTICAL INDUSTRIES, INC.


                                 By: /s/ R. Forrest Waldon
                                     ------------------------------------------
                                     R. Forrest Waldon
                                     Secretary




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                                  EXHIBIT INDEX


           Exhibit No.         Exhibit
           -----------         -------

           Exhibit 99.1        Press release dated September 15, 1998



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